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                                  EXHIBIT 23.2

                         Consent of Independent Auditors












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                                                                    EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS




     We consent to the incorporation by reference in the Registration Statement (Form S-8 333-0000) pertaining to the 1996 Employee Stock Incentive Plan of Keystone Automotive Industries, Inc. of our report dated May 24, 1996 with respect to the consolidated financial statements and schedule of Keystone Automotive Industries, Inc. included in the Registration Statement on Form S-1 (File No. 333-3994) for the year ended March 29, 1996 filed with the Securities and Exchange Commission.


                              ERNST & YOUNG LLP

Los Angeles, California
March 21, 1997